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                                                                   EXHIBIT 10.10

                                 FIRST AMENDMENT
                                       TO
                              MANAGEMENT AGREEMENT
                                 BY AND BETWEEN
                                SARDY HOUSE, LLC
                                       AND
                                  BLOCK 66, LLC

         This First Amendment to Management Agreement (this "Amendment") by and between Sardy House, LLC ("Owner") and Block 66, LLC ("Operator") is executed this 1st day of October, 2003.

                                    RECITALS

         A. The Owner and Operator executed the Management Agreement as of March 21, 2003 (the "Agreement"). Terms defined in the Agreement shall have the same meaning in this Amendment unless otherwise defined herein.

         B. Owner and Operator now desire to amend the Agreement as set forth below in accordance with Section 19.10 of the Agreement.

                                    AGREEMENT

         Now, therefore, in consideration of the mutual promises and other valuable consideration, the parties agree as follows:

         1. Amendment. In Section 6.1.3, "Leasing Fee," the following is inserted between the first and second sentences:

                  "A Member Owner may elect to designate in writing an independent real estate agent as his or her designated rental listing agent with respect to leasing such Member Owner's Exclusive Weeks. In such event, Operator shall receive the 40% Leasing Fee and shall pay the designated agent from Operator's Leasing Fee: (a) fifteen percent (15%) of the gross rental revenue received from leasing the Exclusive Weeks when the occupant is referred by the designated agent; or (b) five percent (5%) of the gross rental revenue received from leasing the Exclusive Weeks when the occupant is referred or procured from any source other than the designated agent."

         2. Incorporation. The terms and provisions of Paragraph 1 of this Amendment are hereby incorporated into the Agreement and, except for the amendment herein contained, all of the terms and provisions of the Agreement shall remain in full force and effect, unaltered and unchanged by this Amendment. To the extent that the terms and provisions of this Amendment conflict with the terms and provisions of the Agreement, the terms and provisions of this Amendment shall control.

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         3.       Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed for all purposes to be an original, and all counterparts shall together constitute but one and the same Amendment.

                  IN WITNESS WHEREOF, the parties hereto, intending legally to be bound hereby, have executed this First Amendment to Management Agreement as of the date first above written.

                                 OWNER:

                                 SARDY HOUSE, LLC, a Colorado limited liability company

                                 By: /s/ Frank S. Peters
                                    --------------------------------------------
                                     Frank S. Peters, President

                                 OPERATOR:

                                 BLOCK 66, LLC, a Colorado limited liability company

                                 By: /s/ Daniel D. Delano
                                    --------------------------------------------
                                     Daniel D. Delano, Manager

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